UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 7, 2015

Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operation and Financial Condition.

In a press release dated May 7, 2015, a copy of which is attached hereto as Exhibit 99.1, and the text of which is incorporated by reference herein, Post Holdings, Inc. (“Post” or the “Company”) announced results for its second quarter ended March 31, 2015.

The information contained in Item 2.02 and the Exhibit attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

In the press release, the Company makes reference to certain non-GAAP financial measures, including Adjusted EBITDA.  Management believes the use of such non-GAAP measures provides increased transparency and assists investors in understanding the underlying operating performance of the Company and its segments and in the analysis of ongoing operating trends.  These measures may not be comparable to similarly-titled measures of other companies. For additional information, see the non-GAAP reconciliation tables furnished with this Form 8-K in Exhibit 99.1. Any non-GAAP measures should not be considered as a substitute for, and should only be read in conjunction with, measures of financial performance prepared in accordance with GAAP.

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits
See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 7, 2015	Post Holdings, Inc.
(Registrant)

	By:	/s/ Jeff A. Zadoks
Name: Jeff A. Zadoks
Title: SVP & Chief Financial Officer

EXHIBIT INDEX

Exhibits Number	Description

99.1	Second Quarter Earnings Press Release dated May 7, 2015

4